UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 30, 2024

Coty Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-35964	13-3823358
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

350 Fifth Avenue New York, NY	10118
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 389-7300

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.01 par value	COTY	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

4.500% Senior Secured Notes due 2027

On May 30, 2024, Coty Inc. (the “Company” or “Coty”), together with its wholly-owned subsidiaries, HFC Prestige Products, Inc. and HFC Prestige International U.S. LLC (the “Co-Issuers,” and collectively with the Company, the “Issuers”), completed its previously announced offering of 4.500% Senior Secured Notes due 2027 in an aggregate principal amount of €500 million (the “Notes”) in a private offering.

The Notes are senior secured obligations of the Issuers and are guaranteed on a senior secured basis by each of Coty’s subsidiaries (other than the Co-Issuers) that guarantee, and are secured by first priority liens on the same collateral that secures, Coty’s obligations under its existing senior secured credit facilities and under Coty’s existing senior secured notes (collectively, the “Guarantors”). The Notes and the guarantees are equal in right of payment with all of the Issuers’ and the Guarantors’ respective existing and future senior indebtedness and are effectively pari passu with all of the Issuers’ and the Guarantors’ respective existing and future indebtedness that is secured by a first priority lien on the collateral, including the existing senior secured credit facilities and the existing secured notes, to the extent of the value of such collateral. The collateral security will be released upon the Notes achieving investment grade ratings from two out of three ratings agencies.

The Notes and related guarantees were offered and sold in a private offering that was exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”). The Notes and related guarantees were offered only to persons reasonably believed to be qualified institutional buyers in accordance with Rule 144A under the Securities Act and to non-U.S. persons outside the United States in accordance with Regulation S under the Securities Act. The Notes and related guarantees have not been registered under the Securities Act or the securities laws of any other jurisdiction. Unless so registered, the Notes and related guarantees may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and applicable state securities laws.

The Indenture

The Notes were issued pursuant to an indenture, dated as of May 30, 2024 (the “Indenture”), among the Issuers, the Guarantors, Deutsche Bank Trust Company Americas, as trustee (the “Trustee”), registrar and collateral agent and Deutsche Bank AG, London Branch, as paying agent. The Notes will accrue interest at the rate of 4.500% per year and will mature on May 15, 2027. Interest on the Notes will be payable semi-annually in arrears on each May 15 and November 15, commencing on November 15, 2024.

The Notes will be redeemable at the option of the Issuers, in whole or in part, at any time on or prior to May 15, 2026 at 100% of the aggregate principal amount thereof plus a “make-whole” premium and accrued and unpaid interest, if any, to, but excluding, the redemption date.

The redemption price for the Notes that are redeemed on or after May 15, 2026 will be equal to the redemption prices set forth in the Indenture, together with any accrued and unpaid interest to, but excluding, the redemption date.

In addition, the Issuers may redeem up to 40% of the Notes using the proceeds of certain equity offerings completed before May 15, 2026.

Upon the occurrence of certain change of control triggering events with respect to a series of Notes, the Issuers will be required to offer to repurchase such Notes at a purchase price equal to 101% of the principal amount thereof plus accrued and unpaid interest, if any, to, but excluding, the purchase date applicable to such Notes.

The Indenture contains covenants that limit the ability of the Company and any of its restricted subsidiaries (which include the Co-Issuers) to, among other things:

•	incur additional indebtedness, guarantee indebtedness or issue disqualified stock or, in the case of such subsidiaries, preferred stock;

•	pay dividends on, repurchase or make distributions in respect of their capital stock or make other restricted payments;

•	make certain investments or acquisitions;

•	sell, transfer or otherwise convey certain assets;

•	create liens and enter into sale and leaseback transactions;

•	enter into agreements restricting certain subsidiaries’ ability to pay dividends or make other intercompany transfers;

•	consolidate, merge, sell or otherwise dispose of all or substantially all of the assets of the Company and its restricted subsidiaries;

•	enter into certain transactions with affiliates; and

•	prepay certain kinds of indebtedness.

The covenants are subject to a number of exceptions and qualifications set forth in the Indenture. In addition, most of these covenants will be suspended, the guarantee of each Guarantor will be suspended and the liens on the collateral will be terminated, for so long as the Notes have investment grade ratings from at least two of Moody’s Investors Service, Inc., S&P Global Ratings and Fitch, Inc. and no default has occurred and is continuing.

The Indenture also provides for customary events of default.

The foregoing summary of the Indenture is not complete and is qualified in its entirety by reference to the full and complete text of the Indenture and the form of the Notes, copies of which are attached as Exhibit 4.1 and 4.2 to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 above is incorporated by reference into this Item 2.03.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits:

Exhibit No.	Exhibit Title or Description

4.1	Indenture, dated as of May 30, 2024, among Coty Inc., HFC Prestige Products, Inc., HFC Prestige International U.S. LLC, the guarantors named therein, Deutsche Bank Trust Company Americas, as trustee, registrar and collateral agent, and Deutsche Bank AG, London Branch, as paying agent

4.2	Form of 4.500% Senior Secured Notes due 2027 (included in Exhibit 4.1)

4.3	Joinder Agreement No. 5, dated as of May 30, 2024 among JPMorgan Chase Bank, N.A., as credit facility agent, Deutsche Bank Trust Company Americas, as initial other authorized representative, and the Company to the First Lien/First Lien Intercreditor Agreement, as amended or modified as of the date hereof

4.4	Pledge and Security Agreement, dated as of May 30, 2024, by and among Coty Inc., HFC Prestige Products, Inc., HFC Prestige International U.S. LLC, the other grantors from time to time party thereto and Deutsche Bank Trust Company Americas, as collateral agent

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 30, 2024	COTY INC.

	By:	/s/ Laurent Mercier
Laurent Mercier
Chief Financial Officer